QUADRIN GROUP
REDEFINING DUE DILIGENCE

PROJECT FUNDIDO II

SEPTEMBER 2025

CONTENTS

1. DUE DILIGENCE SCOPE DOCUMENT

LENDER DUE DILIGENCE – PROJECT FUNDIDO II

Overview

- This review is in respect of portfolios RPLs and NPLs in Spain, originated by Abanca, Cajamar, Caixabank and Banco Sabadell and serviced by Pepper Spain and Hispania Asset Management. By way of sight of relevant policies, procedures and individual loans files, the review will cover:
  - Policies and Procedures;
  - Servicing;
  - Complaints Handling;
  - Regulatory Compliance; and
  - Litigation

- The sample will comprise of 100 loans split as follows:
  - Abanca = 20 loans
  - Cajamar = 20 loans
  - Pepper Spain = 45 loans
  - Hispania = 15 loans

Policies and Procedures

- Where available, Quadrin will review the operational policies and procedures - Servicing and Arrears Management; Complaint Handing; and Regulatory Compliance (where applicable) and test them against the sample to ensure they are followed and demonstrate good market practice identifying any weaknesses in the lender or servicers systems and controls.

Servicing

- Where the banks and servicers make information available, using the sample of 100 loans Quadrin will review each loan noting the lender and servicers adherence to criteria and guidelines. This will include a review of:
  - Payment performance;
  - Servicing activities;
  - Collections strategies;
  - Collections system notes and customer correspondence;
  - Review of payment plans, forbearance measures and supporting evidence of affordability;
  - Review of any hardship & vulnerability policy and procedures adopted; and
  - Use of litigation and other 3rd party agencies

Complaints Handling

- Quadrin will obtain the relevant complaints logs for the portfolios from each lender and servicer and comment on any material or thematic issues observed over the most recent 6 month period

Regulatory Compliance

- Quadrin will seek to ensure loans have been serviced in compliance with Bank of Spain/ECB regulations and with KYC/AML regulations
- Quadrin will seek to compare the procedures with good practice in the sector
- Quadrin will note if there is any evidence that borrowers have been in touch with debtors' associations such as PAH
- Where applicable to any loans in the sample, Quadrin will ensure appropriate vulnerability/socially excluded persons procedures were adhered to

Litigation

- Quadrin will obtain the relevant litigation logs for the portfolios from each lender and servicer and comment on any material or thematic issues observed over the most recent 6 month period

2. DOCUMENTS REVIEWED

ABANCA

RMBS Miravet 2023-1 Prospectus

CAJAMAR

Credit Risk Manual Extract

PEPPER

Anti-Bribery and Corruption Policy v.01
Code of Conduct v.02
Conflict of Interest v.02
Data Protection Manual v1.0
Fraud Management Policy v0.1
Business Continuity Management Policy v1.1
Incident Management Procedure v.04
Vulnerable Customers Policy / Good Practices Code v0.1
AML/FT Policy v.04
Data Protection Policy
Corporate Social Responsibility Policy v3
Information Security Policy v3
Servicing Policy v0.2
Email, Laptops and Internet Use Policy v3
Data Protection Rights Policy
Foreclosure Procedures Guidelines v0.3
Complaints Handling Policy v2.0

HISPANIA

AML Manual SHELLBROOK INVESTMENT 25-07-23 vdef
Borrowers and Clients Complaints management process 19-03-27
Brokers Appointment Policy
Closing Policies Processes and Procedures 22-10-10
Eviction Process and the Amicable Possession Strategy 19-12-30
H-AM Anti-Bribery Policy
H-AM Business Continuity Plan. Draft 20-09-15
H-AM Code of Conduct 22-11-22
H-AM Data Protection Policy 20-11-24
H-AM Fraud and Corruption Prevention Policy
H-AM Valuation Update Policy 21-06-24
Management of GDPR Rights Execution Process 18-07-03
Out of the Pocket Costs and Expenses Policy. Draft 18-12-14
Payments to third party policy 21-07-07

3. POLICIES AND PROCEDURES

- Pepper Advantage (“Pepper”) and Hispania Asset Management are well-established debt servicers in the Spanish market and members of the Spanish Debt Collection Association (ANGECO).
- Both Pepper and Hispania have provided their internal policies and operational procedures, which are up to date.
- Their servicing activities comply with current regulations and follow good market practices.
- Abanca and Cajamar are regulated banks supervised by the Bank of Spain. They maintain formal operational procedures that comply with the Bank of Spain’s regulations regarding underwriting, consumer protection, fair treatment, complaints handling, and the assessment of vulnerable consumers.

The revised policies and procedures comply with the Bank of Spain’s regulations on underwriting, consumer protection and fair treatment, complaints handling, and the assessment of vulnerable consumers.

4. SERVICING

Quadrin reviewed a sample of loans comprising 20 RPL/NPL loans from Abanca, 20 from Cajamar, 45 from Pepper, and 15 from Hispania

i. Abanca Servicing Assessment

- In Quadrin's opinion, the servicing activity carried out by Abanca is generally adequate.
- Abanca is responsible for servicing the Mandeo portfolio loans until they reach 150 DPD.
- Amicable collection activities are carried out by bank branch staff, the internal collection department, and with the support of an external collection agency, Kruk Spain.
- The collection strategy primarily focuses on encouraging borrowers to resume payments and reduce delinquency. Forbearance or restructuring measures are not offered proactively but are assessed upon request and require Balbec’s approval. Restructurings under vulnerable conditions, in accordance with the Banking Good Code of Practice, are properly assessed, with all necessary documentation available, as verified in six cases from the sample.
- Monthly loan statements are sent to borrowers, informing them of the payment status of instalments and serving as a reminder if any instalment is overdue.
- Abanca’s internal department and the external DCA activity by Kruk’s collection teams are well recorded in the system.
- None of the loans in the sample were subject to legal proceedings at the date of the review, as the required amount in arrears (12 or 15 unpaid instalments) had not been reached, in accordance with current mortgage regulations.

ii. Cajamar Servicing Assessment

- Overall, in Quadrin's opinion, the servicing activity carried out by Cajamar is adequate.
- Cajamar is responsible for servicing the loans in the Demeter portfolio until they reach 62 DPD.
- The collection strategy primarily focuses on encouraging borrowers to resume payments and reduce delinquency.
- Collection activities are carried out by the local Cajamar office, which records the outcomes in the Cajamar system. In two cases, there were gaps with no evidence of contact with the debtors.
- Evidence of past restructurings was found in 17 cases. In two of these cases, the restructuring was carried out in line with vulnerability criteria. The applications were properly documented, and the vulnerability assessments had been conducted correctly.
- None of the sampled loans were subject to legal proceedings at the date of review.

iii. Pepper Advantage Servicing Assessment

- In Quadrin's opinion, the servicing activities carried out by Pepper are generally adequate and comply with current internal procedures and good market practices, with no material non-compliance observed.
- Pepper is responsible for servicing loans in the Demeter portfolio >62 DPD, the Mandeo portfolio >150 DPD, Helena >3 DPD and Polar >1 DPD.
- The team dedicated to amicable collection and special servicing is adequate for the servicing activity and the current portfolio under management.
- Collection activities are duly recorded in Pepper's internal servicing system.
- The Asset Management team works in parallel with legal action to find amicable solutions with borrowers, including discounted payoffs (DPOs), arrears repayment plans, loan reactivations, or restructurings. Any potential amicable proposal agreed with the borrower requires Balbec's subsequent approval.
- For cases involving borrower vulnerability and possible restructuring under vulnerability criteria, the assessment is carried out by the originating bank, not by Pepper.
- The legal department tracks legal activity using Excel and stores litigation documents in Pepper's internal folders. The tracker is updated monthly with recent progress or to assess whether legal action can be initiated.
- No major issues were identified that would prevent initiating legal action, as the required documents for claim preparation were diligently provided.

iv. Hispania Asset Management Servicing Assessment

- In Quadrin's opinion, the servicing activities carried out by Hispania are generally adequate and comply with established internal procedures and good market practices, with no material non-compliance observed.
- As per latest datatape cut-off date (i.e. 30-Jun-2025), Hispania is responsible for servicing loans in the Demeter and the Mandeo portfolios, as no exposures from Helena and Polar has been transferred to Hispania as of that date.
- Communication channels and interaction with the originators are effective, ensuring the required documentation is obtained to initiate legal action.
- Special servicing activity for the Demeter perimeter began in March 2025, and for the Mandeo perimeter in July 2025.
- Loans that are reactivated through payment of arrears, a payment plan, or a forbearance agreement leave Hispania's servicing perimeter.
- Hispania has a dedicated team for servicing the portfolios, consisting of 2 Asset Managers and 1 support FTE, along with a legal team of 4 FTE plus 1 head of legal, responsible for handling legal procedures. The team structure is appropriate for the current servicing activity and portfolio under management.
- Collection contacts are properly recorded on Hispania's servicing platform (HAMS). Hispania has not provided records of previous collections maintained by the originating banks or Pepper.
- Hispania does not assess vulnerable restructurings, as this responsibility lies with the originating bank.
- Any amicable restructuring proposal requires Balbec's approval. In the sample reviewed, one consensual sale agreement was discussed and approved with the borrower, with the process duly recorded in the system and Balbec's approval documented.

The servicing carried out by the originating banks and the two servicers aligns with good market practices and the internal guidelines provided, and no regulatory breaches were identified.

5. COMPLAINTS HANDLING

- Complaints are managed by the originating banks and not by the servicers, which only provide assistance with communication or support required for proper complaint handling.
- As regulated entities, the originating banks have dedicated Customer Service Centres that comply with the Bank of Spain regulations applicable in this area.
- In the last six months, Abanca received 25 complaints in the Mandeo perimeter:
  - 16 related to mortgage origination fees, declared abusive by the Court of Justice of the European Union.
  - 3 regarding dissatisfaction with the product, service, or information provided.
  - 3 concerning the provision of requested documentation.
  - 2 related to requests for restructuring or workout solution proposals.
  - 1 related to a cross-selling product within the mortgage loan.
- In the last six months, Cajamar received 14 complaints in the Demeter perimeter:
  - 10 concerning mortgage origination fees, debt collection fees, unfair default interest, floor clauses, early acceleration clauses, and/or IRPH clauses, which have been declared abusive by the Court of Justice of the European Union.
  - 2 related to a deed-in-lieu request not attended by the Cajamar local branch.
  - 1 requesting information on the outstanding loan balance.
  - 1 concerning an unexpected mortgage foreclosure initiated by the lender.

The complaints management by the originating banks is consistent with good market practices and the internal guidelines provided, with no regulatory breaches identified.

6. REGULATORY COMPLIANCE

- Quadrin has not identified any non-compliance in the origination and servicing of loans by the designated originating banks and servicers, with respect to applicable Bank of Spain / ECB regulations and KYC / AML requirements.
- The operating procedures followed by the banks and servicers are consistent with good market practices.
- In the samples reviewed, Quadrin found no evidence of borrowers contacting debtors' associations, such as the PAH.
- Regarding situations of vulnerability, the banks correctly follow the established procedures and comply with the regulations in force under the Code of Good Practices.

Loans have been originated and are being serviced in compliance with applicable Bank of Spain and ECB regulations, as well as KYC and AML requirements.

7. LITIGATION

- Any dispute or legal claim brought by a borrower against the originating bank is handled directly by the bank.
- Most claims received by the banks relate to mortgage origination fees, where the bank has not complied with prior claims for payment in accordance with the Court of Justice of the EU ruling.
- Since January 2025, Abanca has received six legal claims: four concerning mortgage origination fees and two related to floor interest rate clauses. In two cases, Abanca accepted the claim to pay the mortgage origination fees without covering the plaintiff's legal costs; in one case, a first-instance ruling was issued in favor of the borrower; and three cases are still pending a court ruling.
- Since January 2025, Cajamar has received a total of 15 legal claims, of which 8 fall outside the Demeter perimeter. Of the 7 claims within the Demeter perimeter, 5 concern borrowers disputing the opening fee charged by Cajamar, while the remaining 2 relate to mortgage origination fees in general. Currently, 6 claims are still pending resolution, and 1 was closed in June 2025 with an unfavourable ruling for the lender.

Legal claims have been adequately managed by both Abanca and Cajamar.